Subsequent Events	9 Months Ended
Sep. 30, 2014
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

New Senior Unsecured Notes

On October 1, 2014, the Borrowers issued $150.0 million aggregate principal amount of 5.250% Senior Unsecured Notes due 2022 (the “New 2022 Senior Notes”) in a private placement. The New 2022 Senior Notes are of the same class and series as, and otherwise identical to, the 5.250% Senior Unsecured Notes due 2022 that were previously issued by the Borrowers on January 31, 2014 (see Note 8. Long-Term Debt). Interest on the New 2022 Senior Notes is payable on May 15 and November 15 of each year, beginning on November 15, 2014. The New 2022 Senior Notes were issued at a discount of $0.8 million, which we will amortize through Interest expense on the Consolidated Statement of Operations over the life of the New 2022 Senior Notes.

On October 1, 2014, the Borrowers also issued $450.0 million aggregate principal amount of 5.875% Senior Unsecured Notes due 2025 (the “2025 Senior Notes,” together with the “New 2022 Senior Notes,” the “New Senior Notes”) in a private placement. The New Senior Notes are fully and unconditionally guaranteed on a senior unsecured basis by the Company and each of its direct and indirect wholly owned domestic subsidiaries that guarantee the Senior Credit Facilities. Interest on the 2025 Senior Notes is payable on March 15 and September 15 of each year, beginning on March 15, 2015.

On or after February 15, 2017, the Borrowers may redeem at any time, or from time to time, some or all of the New 2022 Senior Notes and on or after September 15, 2019, the Borrowers may redeem at any time, or from time to time, some or all of the 2025 Senior Notes. Prior to such dates, the Borrowers may redeem some or all of the New Senior Notes subject to a customary make-whole premium. In addition, prior to February 15, 2017, the Borrowers may redeem up to 35% of the aggregate principal amount of the New 2022 Senior Notes and prior to September 15, 2017, the Borrowers may redeem up to 35% of the aggregate principal amount of the 2025 Senior Notes with the proceeds of certain equity offerings.

Pursuant to a registration rights agreement dated October 1, 2014, we and the Borrowers have agreed to use commercially reasonable efforts to cause a registration statement to become effective with the SEC by October 1, 2015, related to an offer to exchange the New Senior Notes for registered New Senior Notes having substantially identical terms, or, in certain cases, to register the New Senior Notes for resale. If we and the Borrowers do not register or exchange the New Senior Notes pursuant to the terms of the registration rights agreement, the Borrowers will be required to pay additional interest to the holders of the New Senior Notes under certain circumstances.

On October 1, 2014, we deferred $10.8 million of fees and expenses associated with the New Senior Notes. We will amortize the deferred fees through Interest expense on the Consolidated Statement of Operations over the term of the New Senior Notes. As of September 30, 2014, we had accrued $1.6 million of deferred financing costs associated with the New Senior Notes.

Acquisition

On October 1, 2014, we completed the Acquisition. The Acquisition was funded with the net proceeds from the issuance and sale of the New Senior Notes and cash on hand. The information required to perform the purchase price allocation is not yet available. As a result, the required Accounting Standards Codification 805 disclosures have not been made.

In addition, as of November 6, 2014, we completed “tuck-in” acquisitions of advertising structures in the city of Chicago, Illinois, and the surrounding metropolitan area, and two smaller tuck-in acquisitions for approximately $15.0 million in cash.